SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549



                                 FORM 8-K


                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934





                    Date of Report:  January 31, 1994





                     BELL ATLANTIC - NEW JERSEY, INC.




A New Jersey               Commission File               IRS Employer Iden-
Corporation                Number 1-3488                 tification Number
                                                            22-1151770



                   540 Broad Street, Newark, NJ  07101

                     Telephone Number (201) 649-9900

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Form 8-K                                      Bell Atlantic - New Jersey, Inc.
January 31, 1994





Item 7.   Financial Statements and Exhibits.


(c)       Exhibits:


          The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No. 33-49851) on Form S-3 of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

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Form 8-K                                      Bell Atlantic - New Jersey, Inc.
January 31, 1994





                          SIGNATURES

        Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               Bell Atlantic - New Jersey, Inc.


               By:  /s/   Michael J. Losch
                   ---------------------------------------
                   (Michael J. Losch - Treasurer and Chief
                   Financial Officer)



January 31, 1994

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Form 8-K                                      Bell Atlantic - New Jersey, Inc.
January 31, 1994




                       Index to Exhibits
                       -----------------

Exhibit Number Per
Item 601 of                                               Sequentially
Regulation S-K              Description of Document       Numbered Page
- ------------------          -----------------------       -------------

    1                       Underwriting Agreement, dated
                            January 31, 1994, between
                            Bell Atlantic - New Jersey,
                            Inc. and Morgan Stanley & Co.
                            Incorporated

   23                       Consent of Coopers & Lybrand
                            (Independent Accountants).

   26                       Form of invitation to partic-
                            ipate in competitive bidding
                            procedures.

                                    4